UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2025

Millrose Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-42476	99-2056892
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Brickell Avenue, Suite 1400
Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

212-782-3841

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.01 per share	MRP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 10, 2025, Millrose Properties, Inc. (the “Company”) completed its previously announced acquisition of land assets consisting of approximately 24,000 homesites (the “LandCo Assets”) through the acquisition of 100% of the outstanding stock of Rausch Coleman Companies, LLC (“Rausch”) for approximately $900 million in cash, which is net of option deposits funded by Lennar Corporation (“Lennar”) and other holdbacks (the “LandCo Asset Acquisition”). The Company funded the LandCo Asset Acquisition using cash on hand.

In connection with the LandCo Asset Acquisition, the Company entered into a letter agreement, dated as of February 6, 2025 (the “Direction Letter”), with U.S. Home, LLC, a subsidiary of Lennar Corporation (“U.S. Home”), pursuant to which U.S. Home directed the Company to, and the Company agreed to (directly or indirectly), acquire the LandCo Assets. The LandCo Assets are optioned to Lennar and are subject to the same representations and protections consistent with the assets transferred in connection with the previously announced spin-off of the Company from Lennar consummated on February 7, 2025.

The foregoing description of the Direction Letter is not complete and is qualified in its entirety by reference to the Direction Letter, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 2.01 of this Form 8-K is incorporated by reference in this Item 2.01.

Item 7.01	Regulation FD Disclosure.

On February 10, the Company issued a press release announcing completion of the LandCo Asset Acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished herewith pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Pro forma financial statements giving effect to the LandCo Asset Acquisition were previously filed in the Company’s Registration Statement on Form S-11 filed with the Securities and Exchange Commission on January 13, 2025 (File No. 333-283883) and are incorporated by reference in this Item 9.01(b).

(d) Exhibits.

Exhibit Number	Description of Exhibit

2.1	Letter Agreement, dated February 6, 2025, by and between U.S. Home, LLC and Millrose Properties, Inc.

99.1	Press Release dated February 10, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MILLROSE PROPERTIES, INC.

Date: February 10, 2025	By:	/s/ Garett Rosenblum
	Name:	Garett Rosenblum
	Title:	Chief Financial Officer and Treasurer